SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 27, 2000 (Date of earliest event reported) IMH ASSETS CORP. (Exact Name of Registrant as Specified in its Charter) California (State or other jurisdiction of organization) 333-60707 (Commission File No.) 33-0705301 (I.R.S. Employer Identification No.) 20371 Irvine Avenue, Santa Ana Heights, CA 92707 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (714) 556-0122 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This current report on Form 8-K relates to the monthly distribution reported to holders of Impac CMB Trust Series 1999-1 Collateralized Asset-Backed Bonds, Series 1999-1 which was made on July 25, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 7.05 of the Indenture for the distribution on June 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned there unto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS INDENTURE TRUSTEE UNDER THE INDENTURE ON BEHALF OF IMH ASSETS CORP., AS REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President July 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Ann Kelly (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 IMH Assets Corp. Impac Funding Corporation as Master Servicer Impac CMB Trust Series 1999-1 Collateralized Asset-Backed Bonds, Serices 1999-1 ABN AMRO Acct: 67-8103-90-4 Number Of Pages Table Of Contents 1 Certificate Report 1 Other Related Information 5 Asset Backed Facts Sheets 3 Total Pages Included In This Pa 10 Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net Monthly Data File Name: IMH99001_200107_3.EXE Statement Date 07/25/01 Payment Date: 07/25/01 Prior Payment: 06/25/01 Record Date: 06/29/01 WAC: 11.86% WAMM: 240 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 121,203,862.00 29,342,386.83 45254NAX5 1000.000000000 242.091187078 A-2 64,875,807.00 25,022,359.30 45254NAY3 1000.000000000 385.696308949 Trust Certific 0.00 0.00 9ABSC196 1000.000000000 0.000000000 186,079,669.00 54,364,746.13 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 2,861,667.86 0.00 0.00 45254NAX5 23.610368620 0.000000000 0.000000000 A-2 1,787,891.94 0.00 0.00 45254NAY3 27.558685166 0.000000000 0.000000000 Trust Certific 0.00 0.00 0.00 9ABSC196 0.000000000 0.000000000 0.000000000 0.00 0.000000000 0.00 0.000000000 4,649,559.80 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 26,480,718.97 102,820.61 0.00 45254NAX5 218.480818458 0.848327836 0.000000000 A-2 23,234,467.36 92,478.47 0.00 45254NAY3 358.137623783 1.425469282 0.000000000 Trust Certific 0.00 0.00 0.00 9ABSC196 0.000000000 0.000000000 0.000000000 0.00 0.00 0.000000000 0.00 0.00 0.000000000 0.00 49,715,186.33 195,299.08 0.00 Total P&I Payment 4,844,858.88 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 4.20500000% 45254NAX5 4.19250000% A-2 4.43500000% 45254NAY3 4.42250000% Trust Certificate 9ABSC196 Asset Backed Facts - Pool Total Distributi Delinq 1 Month Delinq 2 Months Date # Balance # 07/25/01 54 3,010,011 16 4.49% 4.375% 1.33% 06/25/01 99 12,270,410 74 7.84% 16.591% 5.86% 05/25/01 85 4,997,971 33 6.41% 6.304% 2.49% 04/25/01 101 5,639,969 29 7.21% 6.488% 2.07% 03/26/01 55 4,038,145 19 3.72% 4.187% 1.28% 02/26/01 51 3,772,204 30 3.28% 3.524% 1.93% 01/25/01 97 6,091,424 29 5.99% 5.242% 1.79% 12/26/00 53 4,171,050 23 3.15% 3.408% 1.37% 11/27/00 60 3,739,364 22 3.45% 2.913% 1.27% 10/25/00 123 7,076,693 33 6.95% 5.411% 1.86% 09/25/00 130 6,974,816 25 7.16% 5.194% 1.38% 08/25/00 119 6,320,983 29 6.41% 4.613% 1.56% 07/25/00 129 6,869,367 24 6.79% 4.890% 1.26% 06/26/00 111 6,747,442 28 5.69% 4.637% 1.44% 05/25/00 743 29,379,372 86 37.04% 19.510% 4.29% 04/25/00 110 5,653,510 26 5.35% 3.671% 1.27% Distribution Delinq 3+ Months Date Balance # Balance 07/25/01 650,402 44 2,737,810 0.945% 3.65% 3.979% 06/25/01 3,446,632 64 2,754,067 4.660% 5.07% 3.724% 05/25/01 1,897,084 50 3,226,035 2.393% 3.77% 4.069% 04/25/01 2,319,284 43 1,657,759 2.668% 3.07% 1.907% 03/26/01 1,323,692 45 1,510,231 1.372% 3.04% 1.566% 02/26/01 1,303,357 47 1,918,223 1.218% 3.02% 1.792% 01/25/01 2,508,637 44 2,241,766 2.159% 2.72% 1.929% 12/26/00 1,459,127 59 3,536,689 1.192% 3.51% 2.889% 11/27/00 880,209 39 1,751,753 0.686% 2.25% 1.365% 10/25/00 2,015,609 45 3,262,392 1.541% 2.54% 2.495% 09/25/00 1,184,018 41 3,138,293 0.882% 2.26% 2.337% 08/25/00 2,325,380 37 2,857,620 1.697% 1.99% 2.085% 07/25/00 1,530,005 41 2,881,957 1.089% 2.16% 2.052% 06/26/00 2,215,457 41 2,617,355 1.523% 2.10% 1.799% 05/25/00 3,773,643 55 2,948,815 2.506% 2.74% 1.958% 04/25/00 2,794,406 53 2,367,363 1.814% 2.58% 1.537% Distributi Foreclosure/Bankruptcy REO Date # Balance # 07/25/01 65 4,056,156 4 5.40% 5.896% 0.33% 06/25/01 57 3,199,818 5 4.51% 4.327% 0.40% 05/25/01 58 3,234,380 3 4.37% 4.080% 0.23% 04/25/01 66 3,628,029 4 4.71% 4.174% 0.29% 03/26/01 67 3,761,518 3 4.53% 3.900% 0.20% 02/26/01 73 3,937,325 2 4.70% 3.678% 0.13% 01/25/01 76 3,996,388 2 4.69% 3.439% 0.12% 12/26/00 76 3,890,755 2 4.52% 3.179% 0.12% 11/27/00 87 4,940,837 1 5.01% 3.849% 0.06% 10/25/00 11 625,521 0 0.62% 0.478% 0.00% 09/25/00 12 653,335 0 0.66% 0.486% 0.00% 08/25/00 13 688,075 1 0.70% 0.502% 0.05% 07/25/00 15 768,907 1 0.79% 0.547% 0.05% 06/26/00 18 936,367 1 0.92% 0.644% 0.05% 05/25/00 21 1,181,698 1 1.05% 0.785% 0.05% 04/25/00 27 1,366,529 1 1.31% 0.887% 0.05% Distribution Modifications Date Balance # Balance 07/25/01 445,576 0 0 0.648% 0.00% 0.000% 06/25/01 717,369 0 0 0.970% 0.00% 0.000% 05/25/01 569,714 0 0 0.719% 0.00% 0.000% 04/25/01 635,143 0 0 0.731% 0.00% 0.000% 03/26/01 445,579 0 0 0.462% 0.00% 0.000% 02/26/01 308,764 0 0 0.288% 0.00% 0.000% 01/25/01 308,920 0 0 0.266% 0.00% 0.000% 12/26/00 332,029 0 0 0.271% 0.00% 0.000% 11/27/00 182,096 0 0 0.142% 0.00% 0.000% 10/25/00 0 0 0 0.000% 0.00% 0.000% 09/25/00 0 0 0 0.000% 0.00% 0.000% 08/25/00 148,351 0 0 0.108% 0.00% 0.000% 07/25/00 148,455 0 0 0.106% 0.00% 0.000% 06/26/00 148,559 0 0 0.102% 0.00% 0.000% 05/25/00 148,661 0 0 0.099% 0.00% 0.000% 04/25/00 148,763 0 0 0.097% 0.00% 0.000% Distributi Prepayments Curr Weighted Avg. Date # Balance Coupon 07/25/01 61 4,233,125 11.8638% 5.07% 6.153% 0.00% 06/25/01 59 5,019,050 11.9599% 4.67% 6.786% 0.00% 05/25/01 64 5,197,849 12.0421% 4.82% 6.556% 0.00% 04/25/01 73 7,494,710 11.9621% 5.21% 8.622% 0.00% 03/26/01 80 9,367,087 11.8520% 5.41% 9.712% 0.00% 02/26/01 74 10,431,013 11.6482% 4.76% 9.745% 0.00% 01/25/01 65 9,004,607 11.1764% 4.01% 7.750% 0.00% 12/26/00 63 6,007,046 10.5481% 3.75% 4.908% 0.00% 11/27/00 55 5,761,335 10.1336% 3.17% 4.488% 0.00% 10/25/00 33 2,217,733 10.0607% 1.86% 1.696% 0.00% 09/25/00 45 3,325,227 10.0734% 2.48% 2.476% 0.00% 08/25/00 42 2,526,642 10.0879% 2.26% 1.844% 0.00% 07/25/00 42 3,220,775 10.0714% 2.21% 2.293% 0.00% 06/26/00 51 4,807,917 10.0142% 2.62% 3.304% 0.00% 05/25/00 56 4,855,808 9.9805% 2.79% 3.225% 0.00% 04/25/00 49 3,191,649 9.9827% 2.38% 2.072% 0.00% Distribution Date Remit 07/25/01 11.0705% 0.000% 06/25/01 11.1574% 0.000% 05/25/01 11.2354% 0.000% 04/25/01 11.1478% 0.000% 03/26/01 11.0287% 0.000% 02/26/01 10.8092% 0.000% 01/25/01 10.3354% 0.000% 12/26/00 9.7103% 0.000% 11/27/00 9.2977% 0.000% 10/25/00 9.2259% 0.000% 09/25/00 9.2387% 0.000% 08/25/00 9.2536% 0.000% 07/25/00 9.2390% 0.000% 06/26/00 9.1833% 0.000% 05/25/00 9.1528% 0.000% 04/25/00 9.1562% 0.000% Asset Backed Facts - Group 1 Total Distributi Delinq 1 Month Delinq 2 Months Date # Balance # 07/25/01 12 1,596,032 1 6.49% 4.967% 0.54% 06/25/01 56 10,362,500 7 27.45% 28.937% 3.43% 05/25/01 15 2,629,073 5 6.70% 6.679% 2.23% 04/25/01 17 2,669,803 9 6.64% 5.888% 3.52% 03/26/01 14 2,361,282 6 4.71% 4.426% 2.02% 02/26/01 16 2,784,552 2 4.68% 4.438% 0.58% 01/25/01 19 3,407,420 9 5.03% 4.819% 2.38% 12/26/00 15 2,969,960 4 3.68% 3.921% 0.98% 11/27/00 11 2,085,740 1 2.54% 2.590% 0.23% 10/25/00 20 3,656,641 7 4.52% 4.458% 1.58% 09/25/00 20 3,394,243 2 4.42% 4.033% 0.44% 08/25/00 18 3,014,391 8 3.90% 3.519% 1.74% 07/25/00 19 3,113,343 5 4.02% 3.541% 1.06% 06/26/00 19 3,400,083 8 3.88% 3.708% 1.63% 05/25/00 22 3,549,629 4 4.37% 3.731% 0.79% 04/25/00 13 2,101,087 10 2.53% 2.171% 1.95% Distribution Delinq 3+ Months Date Balance # Balance 07/25/01 78,393 10 1,563,337 0.244% 5.41% 4.865% 06/25/01 1,078,473 4 672,198 3.012% 1.96% 1.877% 05/25/01 857,708 13 2,020,387 2.179% 5.80% 5.133% 04/25/01 1,500,042 3 438,681 3.308% 1.17% 0.968% 03/26/01 940,819 1 97,659 1.763% 0.34% 0.183% 02/26/01 376,273 3 447,043 0.600% 0.88% 0.713% 01/25/01 1,702,828 6 991,682 2.408% 1.59% 1.403% 12/26/00 786,046 12 1,953,247 1.038% 2.94% 2.579% 11/27/00 192,973 3 474,188 0.240% 0.69% 0.589% 10/25/00 1,173,681 11 1,908,681 1.431% 2.49% 2.327% 09/25/00 368,866 11 1,960,467 0.438% 2.43% 2.329% 08/25/00 1,461,617 11 1,908,219 1.706% 2.39% 2.227% 07/25/00 862,574 9 1,628,212 0.981% 1.90% 1.852% 06/26/00 1,424,686 8 1,455,476 1.554% 1.63% 1.587% 05/25/00 675,561 7 1,355,685 0.710% 1.39% 1.425% 04/25/00 2,299,729 5 729,003 2.377% 0.97% 0.753% Distributi Foreclosure/Bankruptcy REO Date # Balance # 07/25/01 13 2,143,793 1 7.03% 6.672% 0.54% 06/25/01 8 1,410,511 5 3.92% 3.939% 2.45% 05/25/01 9 1,491,017 3 4.02% 3.788% 1.34% 04/25/01 10 1,654,961 4 3.91% 3.650% 1.56% 03/26/01 11 1,830,543 3 3.70% 3.431% 1.01% 02/26/01 11 1,761,116 2 3.22% 2.807% 0.58% 01/25/01 10 1,664,011 2 2.65% 2.354% 0.53% 12/26/00 5 818,640 0 1.23% 1.081% 0.00% 11/27/00 14 2,382,513 1 3.23% 2.959% 0.23% 10/25/00 3 308,146 0 0.68% 0.376% 0.00% 09/25/00 3 308,323 0 0.66% 0.366% 0.00% 08/25/00 3 308,498 1 0.65% 0.360% 0.22% 07/25/00 3 308,673 1 0.63% 0.351% 0.21% 06/26/00 4 421,252 1 0.82% 0.459% 0.20% 05/25/00 5 594,264 1 0.99% 0.625% 0.20% 04/25/00 5 594,676 1 0.97% 0.615% 0.19% Distribution Modifications Date Balance # Balance 07/25/01 278,349 0 0 0.866% 0.00% 0.000% 06/25/01 717,369 0 0 2.003% 0.00% 0.000% 05/25/01 569,714 0 0 1.447% 0.00% 0.000% 04/25/01 635,143 0 0 1.401% 0.00% 0.000% 03/26/01 445,579 0 0 0.835% 0.00% 0.000% 02/26/01 308,764 0 0 0.492% 0.00% 0.000% 01/25/01 308,920 0 0 0.437% 0.00% 0.000% 12/26/00 0 0 0 0.000% 0.00% 0.000% 11/27/00 182,096 0 0 0.226% 0.00% 0.000% 10/25/00 0 0 0 0.000% 0.00% 0.000% 09/25/00 0 0 0 0.000% 0.00% 0.000% 08/25/00 148,351 0 0 0.173% 0.00% 0.000% 07/25/00 148,455 0 0 0.169% 0.00% 0.000% 06/26/00 148,559 0 0 0.162% 0.00% 0.000% 05/25/00 148,661 0 0 0.156% 0.00% 0.000% 04/25/00 148,763 0 0 0.154% 0.00% 0.000% Distributi Prepayments Curr Weighted Avg. Date # Balance Coupon 07/25/01 18 2,840,990 9.5088% 9.73% 8.842% 0.00% 06/25/01 19 3,644,149 9.8694% 9.31% 10.176% 0.00% 05/25/01 20 3,530,384 10.1306% 8.93% 8.969% 0.00% 04/25/01 32 5,951,654 10.1690% 12.50% 13.126% 0.00% 03/26/01 41 7,988,278 10.1861% 13.80% 14.972% 0.00% 02/26/01 45 9,347,920 10.0533% 13.16% 14.899% 0.00% 01/25/01 36 7,914,822 9.4200% 9.52% 11.195% 0.00% 12/26/00 30 4,979,238 8.4800% 7.35% 6.574% 0.00% 11/27/00 25 4,713,936 7.8898% 5.77% 5.854% 0.00% 10/25/00 9 1,411,942 7.7725% 2.04% 1.722% 0.00% 09/25/00 10 2,063,990 7.7876% 2.21% 2.453% 0.00% 08/25/00 9 1,435,243 7.7927% 1.95% 1.675% 0.00% 07/25/00 12 2,178,352 7.7736% 2.54% 2.477% 0.00% 06/26/00 17 3,690,436 7.7271% 3.47% 4.024% 0.00% 05/25/00 14 3,337,556 7.6876% 2.78% 3.509% 0.00% 04/25/00 9 1,546,213 7.6601% 1.75% 1.598% 0.00% Distribution Date Remit 07/25/01 8.6823% 0.000% 06/25/01 9.0261% 0.000% 05/25/01 9.2808% 0.000% 04/25/01 9.3088% 0.000% 03/26/01 9.3150% 0.000% 02/26/01 9.1615% 0.000% 01/25/01 8.5297% 0.000% 12/26/00 7.5968% 0.000% 11/27/00 7.0113% 0.000% 10/25/00 6.8957% 0.000% 09/25/00 6.9108% 0.000% 08/25/00 6.9165% 0.000% 07/25/00 6.9004% 0.000% 06/26/00 6.8571% 0.000% 05/25/00 6.8229% 0.000% 04/25/00 6.7967% 0.000% Asset Backed Facts - Group 2 Total Distributi Delinq 1 Month Delinq 2 Months Date # Balance # 07/25/01 42 1,413,978 15 4.12% 3.856% 1.47% 06/25/01 43 1,907,910 67 4.06% 5.002% 6.33% 05/25/01 70 2,368,898 28 6.35% 5.935% 2.54% 04/25/01 84 2,970,167 20 7.34% 7.143% 1.75% 03/26/01 41 1,676,863 13 3.47% 3.891% 1.10% 02/26/01 35 987,653 28 2.89% 2.230% 2.31% 01/25/01 78 2,684,004 20 6.29% 5.900% 1.61% 12/26/00 38 1,201,090 19 2.98% 2.574% 1.49% 11/27/00 49 1,653,624 21 3.76% 3.457% 1.61% 10/25/00 103 3,420,053 26 7.76% 7.015% 1.96% 09/25/00 110 3,580,573 23 8.07% 7.142% 1.69% 08/25/00 101 3,306,592 21 7.23% 6.438% 1.50% 07/25/00 110 3,756,023 19 7.71% 7.150% 1.33% 06/26/00 92 3,347,359 20 6.30% 6.222% 1.37% 05/25/00 721 25,829,743 82 48.00% 46.577% 5.46% 04/25/00 97 3,552,423 16 6.29% 6.205% 1.04% Distribution Delinq 3+ Months Date Balance # Balance 07/25/01 572,009 34 1,174,473 1.560% 3.34% 3.203% 06/25/01 2,368,159 60 2,081,869 6.208% 5.67% 5.458% 05/25/01 1,039,376 37 1,205,648 2.604% 3.35% 3.020% 04/25/01 819,241 40 1,219,078 1.970% 3.50% 2.932% 03/26/01 382,873 44 1,412,572 0.889% 3.72% 3.278% 02/26/01 927,084 44 1,471,181 2.093% 3.63% 3.321% 01/25/01 805,808 38 1,250,084 1.771% 3.06% 2.748% 12/26/00 673,081 47 1,583,442 1.443% 3.69% 3.394% 11/27/00 687,237 36 1,277,565 1.437% 2.76% 2.671% 10/25/00 841,929 34 1,353,711 1.727% 2.56% 2.777% 09/25/00 815,152 30 1,177,826 1.626% 2.20% 2.349% 08/25/00 863,764 26 949,401 1.682% 1.86% 1.848% 07/25/00 667,431 32 1,253,745 1.270% 2.24% 2.387% 06/26/00 790,771 33 1,161,879 1.470% 2.26% 2.160% 05/25/00 3,098,082 48 1,593,130 5.587% 3.20% 2.873% 04/25/00 494,677 48 1,638,361 0.864% 3.11% 2.862% Distributi Foreclosure/Bankruptcy REO Date # Balance # 07/25/01 52 1,912,363 3 5.10% 5.215% 0.29% 06/25/01 49 1,789,307 0 4.63% 4.691% 0.00% 05/25/01 49 1,743,363 0 4.44% 4.368% 0.00% 04/25/01 56 1,973,068 0 4.90% 4.745% 0.00% 03/26/01 56 1,930,975 0 4.73% 4.481% 0.00% 02/26/01 62 2,176,209 0 5.12% 4.913% 0.00% 01/25/01 66 2,332,378 0 5.32% 5.127% 0.00% 12/26/00 72 2,517,516 0 5.65% 5.396% 0.00% 11/27/00 73 2,558,324 0 5.60% 5.349% 0.00% 10/25/00 8 317,374 0 0.60% 0.651% 0.00% 09/25/00 9 345,012 0 0.66% 0.688% 0.00% 08/25/00 10 379,577 0 0.72% 0.739% 0.00% 07/25/00 12 460,235 0 0.84% 0.876% 0.00% 06/26/00 14 515,115 0 0.96% 0.957% 0.00% 05/25/00 16 587,434 0 1.07% 1.059% 0.00% 04/25/00 22 771,852 0 1.43% 1.348% 0.00% Distribution Modifications Date Balance # Balance 07/25/01 167,227 0 0 0.456% 0.00% 0.000% 06/25/01 0 0 0 0.000% 0.00% 0.000% 05/25/01 0 0 0 0.000% 0.00% 0.000% 04/25/01 0 0 0 0.000% 0.00% 0.000% 03/26/01 0 0 0 0.000% 0.00% 0.000% 02/26/01 0 0 0 0.000% 0.00% 0.000% 01/25/01 0 0 0 0.000% 0.00% 0.000% 12/26/00 0 0 0 0.000% 0.00% 0.000% 11/27/00 0 0 0 0.000% 0.00% 0.000% 10/25/00 0 0 0 0.000% 0.00% 0.000% 09/25/00 0 0 0 0.000% 0.00% 0.000% 08/25/00 0 0 0 0.000% 0.00% 0.000% 07/25/00 0 0 0 0.000% 0.00% 0.000% 06/26/00 0 0 0 0.000% 0.00% 0.000% 05/25/00 0 0 0 0.000% 0.00% 0.000% 04/25/00 0 0 0 0.000% 0.00% 0.000% Distributi Prepayments Curr Weighted Avg. Date # Balance Coupon 07/25/01 43 1,392,134 13.9275% 4.22% 3.797% 0.00% 06/25/01 40 1,374,901 13.9225% 3.78% 3.604% 0.00% 05/25/01 44 1,667,465 13.9271% 3.99% 4.177% 0.00% 04/25/01 41 1,543,056 13.9172% 3.58% 3.711% 0.00% 03/26/01 39 1,378,809 13.9148% 3.30% 3.200% 0.00% 02/26/01 29 1,083,093 13.9073% 2.39% 2.445% 0.00% 01/25/01 29 1,089,785 13.9061% 2.34% 2.396% 0.00% 12/26/00 33 1,027,808 13.9053% 2.59% 2.203% 0.00% 11/27/00 30 1,047,399 13.9112% 2.30% 2.190% 0.00% 10/25/00 24 805,791 13.9100% 1.81% 1.653% 0.00% 09/25/00 35 1,261,236 13.9105% 2.57% 2.516% 0.00% 08/25/00 33 1,091,399 13.9161% 2.36% 2.125% 0.00% 07/25/00 30 1,042,423 13.9176% 2.10% 1.984% 0.00% 06/26/00 34 1,117,481 13.9125% 2.33% 2.077% 0.00% 05/25/00 42 1,518,252 13.9137% 2.80% 2.738% 0.00% 04/25/00 40 1,645,435 13.9082% 2.59% 2.874% 0.00% Distribution Date Remit 07/25/01 13.1633% 0.000% 06/25/01 13.1583% 0.000% 05/25/01 13.1629% 0.000% 04/25/01 13.1530% 0.000% 03/26/01 13.1506% 0.000% 02/26/01 13.1431% 0.000% 01/25/01 13.1419% 0.000% 12/26/00 13.1411% 0.000% 11/27/00 13.1470% 0.000% 10/25/00 13.1458% 0.000% 09/25/00 13.1463% 0.000% 08/25/00 13.1519% 0.000% 07/25/00 13.1534% 0.000% 06/26/00 13.1483% 0.000% 05/25/00 13.1495% 0.000% 04/25/00 13.1440% 0.000% 01/00/00 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 06/25/99 1100183657NA NA 06/25/99 1800000233NA NA 05/25/99 1100160647NA NA 05/25/99 1800017515NA NA 07/26/99 1800017772NA NA 07/26/99 1800015953NA NA 08/25/99 1800015964NA NA 09/27/99 1100171074NA NA 09/27/99 1800000768NA NA 10/25/99 1800017859NA NA 10/25/99 1800015215NA NA 11/26/99 1800004813NA NA 01/25/00 1100195365NA NA 01/25/00 1900000475NA NA 01/25/00 1800003449NA NA 01/25/00 1800007381NA NA 01/25/00 1800015493NA NA 01/25/00 1800018674NA NA 01/25/00 1800008131NA NA 01/25/00 1800017480NA NA 02/25/00 1100160302NA NA 02/25/00 1100161274NA NA 02/25/00 1100164553NA NA 02/25/00 1100164558NA NA 02/25/00 1100164610NA NA 02/25/00 1100169869NA NA 02/25/00 1100170356NA NA 02/25/00 1100170566NA NA 02/25/00 1100170825NA NA 02/25/00 1100181479NA NA Current Total Cumulative Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.. Beginning Gross Proceeds Dist. Scheduled Gross as a % of Date Balance Proceeds Sched Principal 06/25/99 25,000.00 26,506.10 106.024% 06/25/99 30,426.55 0.00 0.000% 05/25/99 49,887.46 21,864.25 43.827% 05/25/99 43,851.26 0.00 0.000% 07/26/99 62,903.81 0.00 0.000% 07/26/99 47,261.60 0.00 0.000% 08/25/99 32,594.08 1,831.20 5.618% 09/27/99 49,777.41 44,393.52 89.184% 09/27/99 26,020.04 24,339.56 93.542% 10/25/99 43,453.52 0.00 0.000% 10/25/99 54,226.18 0.00 0.000% 11/26/99 26,695.74 4,668.00 17.486% 01/25/00 50,240.79 2,663.79 5.302% 01/25/00 52,935.26 0.00 0.000% 01/25/00 16,626.72 0.00 0.000% 01/25/00 51,445.17 0.00 0.000% 01/25/00 22,956.00 0.00 0.000% 01/25/00 49,394.62 0.00 0.000% 01/25/00 21,461.75 10,124.28 47.174% 01/25/00 33,611.82 22,327.68 66.428% 02/25/00 28,647.63 0.00 0.000% 02/25/00 47,739.70 0.00 0.000% 02/25/00 24,483.39 4,175.14 17.053% 02/25/00 56,866.06 0.00 0.000% 02/25/00 59,705.90 7,888.89 13.213% 02/25/00 39,823.26 0.00 0.000% 02/25/00 65,565.22 0.00 0.000% 02/25/00 16,508.94 0.00 0.000% 02/25/00 29,613.71 0.00 0.000% 02/25/00 99,311.65 0.00 0.000% Current Total 0.00 Cumulative 0.00 Aggregate Net Net Proceeds Dist. Liquidation Liquidation as a % of Date Expenses * Proceeds Sched. Balance 06/25/99 1,506.10 25,000.000 100.000% 06/25/99 2,120.00 -2,120.000 -6.968% 05/25/99 2,962.36 18,901.890 37.889% 05/25/99 2,408.80 -2,408.800 -5.493% 07/26/99 3,069.00 -3,069.000 -4.879% 07/26/99 2,934.90 -2,934.900 -6.210% 08/25/99 964.63 866.570 2.659% 09/27/99 1,344.37 43,049.150 86.483% 09/27/99 1,193.95 23,145.610 88.953% 10/25/99 4,919.85 -4,919.850 -11.322% 10/25/99 5,490.92 -5,490.920 -10.126% 11/26/99 1,374.75 3,293.250 12.336% 01/25/00 5,055.67 -2,391.880 -4.761% 01/25/00 4,861.82 -4,861.820 -9.184% 01/25/00 1,691.36 -1,691.360 -10.173% 01/25/00 3,972.00 -3,972.000 -7.721% 01/25/00 1,951.72 -1,951.720 -8.502% 01/25/00 6,112.59 -6,112.590 -12.375% 01/25/00 1,096.13 9,028.150 42.066% 01/25/00 1,248.50 21,079.180 62.714% 02/25/00 2,479.89 -2,479.890 -8.657% 02/25/00 4,280.58 -4,280.580 -8.966% 02/25/00 2,633.67 1,541.470 6.296% 02/25/00 9,258.64 -9,258.640 -16.281% 02/25/00 5,016.99 2,871.900 4.810% 02/25/00 4,970.26 -4,970.260 -12.481% 02/25/00 6,702.30 -6,702.300 -10.222% 02/25/00 1,887.37 -1,887.370 -11.432% 02/25/00 3,374.66 -3,374.660 -11.396% 02/25/00 11,007.50 -11,007.500 -11.084% Current To 0.00 0.000 Cumulative 0.00 0.000 Dist. Realized Date Loss 06/25/99 0.00 06/25/99 32,546.55 05/25/99 30,985.57 05/25/99 46,260.06 07/26/99 65,972.81 07/26/99 50,196.50 08/25/99 31,727.51 09/27/99 6,728.26 09/27/99 2,874.43 10/25/99 48,373.37 10/25/99 59,717.10 11/26/99 23,402.49 01/25/00 52,632.67 01/25/00 57,797.08 01/25/00 18,318.08 01/25/00 55,417.17 01/25/00 24,907.72 01/25/00 55,507.21 01/25/00 12,433.60 01/25/00 12,532.64 02/25/00 31,127.52 02/25/00 52,020.28 02/25/00 22,941.92 02/25/00 66,124.70 02/25/00 56,834.00 02/25/00 44,793.52 02/25/00 72,267.52 02/25/00 18,396.31 02/25/00 32,988.37 02/25/00 110,319.15 Current To 0.00 Cumulative 0.00 Other Related Information Pool Summary Information Component ARM Loans Aggregate Amount of Collections 3,088,183.23 HIGH LTV Loans Aggregate Amount of Collections 1,888,595.01 ARM Pool Available Funds 3,084,316.92 HIGH LTV Pool Available Funds 1,880,370.41 ARM Pool Net Monthly Excess Cashflows 126,131.58 HIGH LTV Pool Net Monthly Excess Cashflows 293,478.22 Arm Pool Basis Risk Shortfall Carry Forward Amt. On A-1 0.00 High LTV Pool Basis Risk Shortfall Carry Forward Amt. O 0.00 Agg. Unpaid Int. Shortfall on A-1 Bonds for prior payme 0.00 Agg. Unpaid Int. Shortfall on A-2 Bonds for prior payme 0.00 Aggregate Principal Prepayment Amount on the Class A-1 2,483,760.54 Aggregate Principal Prepayment Amount on the Class A-2 1,297,889.06 Ending Aggregate Principal Balance of Mortgage Loans 64,420,668.54 Ending Loan Count 1143 Principal Adjustable Loan Pool Scheduled Principal Balance 18,856.55 High LTV Loan Pool Scheduled Principal Balance 70,669.16 Adjustable Loan Pool Unscheduled Principal Balance 2,836,508.18 High LTV Loan Pool Unscheduled Principal Balance 1,423,744.56 Aggregate Pool Scheduled Principal Balance 89,525.71 Aggregate Pool Unscheduled Principal Balance 4,260,252.74 Other Principal Proceeds 6,444.87 Shortfalls Class A-1 Bond Shortfalls 0.00 Class A-2 Bond Shortfalls 0.00 Insured Amounts Current Insured amt Paid by Bond Insurer under Bond Ins 0.00 Agg. Insured amt Paid by Bond Insurer under Bond Ins. P 0.00 Over Collateralization and Net Monthly Excess Cashflows ARM Pool Required Overcollateralization Amount 2,789,858.72 HIGH LTV Pool Required Overcollateralization Amount 12,819,770.56 ARM Pool Overcollateralization Amount 2,789,858.72 HIGH LTV Pool Overcollateralization Amount 11,915,623.49 ARM Pool Net Monthly Excess Cashflow 119,828.45 HIGH LTV Pool Net Monthly Excess Cashflow 0.00 ARM Pool Excess Overcollateralization Amount 0.00 HIGH LTV Pool Excess Overcollateralization Amount 0.00 High LTV and ARM Ending Balance and Count High LTV Ending Balance 35,150,090.85 Arm Ending Balance 29,270,577.69 High LTV Ending Count 976 Arm Ending Count 167 Reserve Fund ARM Pool Reserve Fund Addition 119,828.45 HIGH LTV Pool Reserve Fund Addition 0.00 Reserve Fund Release Amount 0.00 Reserve Fund Certificate Payment Amount 77,946.96 Advances and Compensating Interest Principal Advances 9,494.31 Interest Advances 163,125.59 Compensating Interest Payments 0.00 Realized Losses Current Period Total Realized Losses 37,225.53 Aggregate Total Realized Losses 7,275,156.27 Class A-1 Current Period Realized Losses 6,303.13 Class A-2 Current Period Realized Losses 30,922.40 Class A-1 Aggregate Realized Losses 60,829.93 Class A-2 Aggregate Realized Losses 7,214,326.34 Repurchases Current Repurchase Balance 0.00 Prior Aggregate Repurchase Balance 0.00 Aggregate Repurchase Balance 0.00 Number of Current Repurchased Loans 0.00 Prior Aggregate Number of Repurchased Loans 0.00 Aggregate Number of Repurchased Loans 0.00 Miscellaneous Book Value of any REO Property 0.00 Amount of Prepayment Interest Shortfall for Current Per 11,283.25 Relief Act Shortfalls for Current Period 0.00 Agg. Prin. Bal of Defaulted or Converted Mtg. Loans 0.00